SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: May 11, 2001
(Date of earliest event reported)

MINNESOTA MINING AND MANUFACTURING COMPANY
(Exact name of registrant as specified in its charter)

File No. 1-3285
(Commission File Number)

Delaware	41-0417775
(State of incorporation)	(I.R.S. Employer
Identification Number)

3M Center	55144-1000
St. Paul, Minnesota	(Zip Code)

(Address of principal executive offices)

Registrant’s telephone, including area code:
(651) 733-1110

ITEM 5. OTHER EVENTS.

        On May 11, 2001, Minnesota Mining and Manufacturing Company (“3M”), in connection with the offering of certain debt securities due 2003, filed with the Securities and Exchange Commission (the “SEC”) a Pricing Supplement, dated May 9, 2001, to Prospectus dated January 12, 2001 and Prospectus Supplement dated May 3, 2001.

        Pursuant to 3M’s Registration Statement (No. 333-48922) on Form S-3 filed with the SEC on October 30, 2000 (and effective as of January 12, 2001), this Current Report is filed to include the opinion and consent of Gregg M. Larson, Assistant General Counsel of 3M, which are filed as Exhibits 5 and 23, respectively, to this Current Report.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits Required by Item 601 of Regulation S-K

EXHIBIT NO.	DESCRIPTION
5	Opinion of Counsel re: legality
23	Consent of Counsel included in Exhibit 5

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MINNESOTA MINING AND
MANUFACTURING COMPANY

BY: /s/ Gregg M. Larson
Gregg M. Larson,
Assistant Secretary

Dated: May 11, 2001

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
5	Opinion of Counsel re: legality
23	Consent of Counsel included in Exhibit 5